UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            _______________________

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2010

                            _______________________

                         STERLING FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

  Washington                        0-20800                      91-1572822
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
 organization)


                111 North Wall Street, Spokane, Washington 99201
              (Address of principal executive offices) (Zip Code)

                                 (509) 458-3711
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.     Other Events.

     (a) Sterling Financial Corporation ("Sterling") announced the extension of the expiration date to 5:00 p.m. Eastern Daylight Time, March 31, 2010 from March 23, 2010 for the redemption of certain of its managed trust preferred securities ("TruPS"). The revised expiration date coincides with the deadline for the redemption of the balance of its unmanaged TruPS. The aggregate principal amount of the Sterling TruPS is $238 million in total.

     With the exception of the new deadline, the terms and conditions of the offers to redeem the TruPS will be the same for all TruPS holders as outlined in an 8-K filing by Sterling on February 1, 2010.

     Consummation of any offer is conditioned upon Sterling's receipt of net proceeds from an equity offering, sale of assets or other transaction sufficient to purchase the TruPS that are validly tendered and not withdrawn, and the approval, to the extent required, by banking regulators. There can be no assurance that any of these efforts will be successful.

     This filing is for informational purposes only and is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities.


Forward-Looking  Statements
     This filing contains certain "forward-looking" statements relating to Sterling's offer to repurchase its TruPS. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the control of Sterling, which could cause actual results to differ materially from such statements. Such risks and uncertainties include, but are not limited to, Sterling's ability to complete a financing transaction on favorable terms, if at all, the receipt of consents and tenders from holders of the TruPS sufficient to approve the proposed amendments to the applicable indenture governing the note underlying the relevant series of TruPS and such other factors as are described in greater detail in Sterling's filings with the Securities and Exchange
Commission, including, without limitation, Item 1A. Risk Factors of Sterling's Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Unless legally required, Sterling disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         STERLING FINANCIAL CORPORATION
                                         ------------------------------
                                                 (Registrant)


March  23,  2010                         By:   /s/  Daniel  G.  Byrne
----------------                             ---------------------------
     Date                                    Daniel  G.  Byrne
                                             Executive Vice President,
                                             Assistant Secretary and
                                             Principal Financial Officer